MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Quarterly Report

March 31, 1998


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH DRAGON FUND, INC.



Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of March 31, 1998

India         1.2%
Indonesia     1.4%
Singapore    10.7%
Malaysia      6.9%
Thailand      4.9%
China         6.9%
Hong Kong    49.8%
South Korea   0.4%
Taiwan        3.5%
Philippines   5.3%

[FN]
*Total may not equal 100%.


Merrill Lynch Dragon Fund, Inc., March 31, 1998


DEAR SHAREHOLDER


After declining through January 1998, the "dragon" stock markets started to recover in February following the Chinese New Year break. Investors perceived that many of the markets had been oversold and stocks appeared undervalued. The markets turned around sharply and quickly, causing many of the large-capitalization, highly liquid stocks to become fairly valued, or even overvalued, in a brief span of time. These rapid and large increases in share prices can be explained by the diminished size of the Asian stock markets, especially in US dollar terms, over the last few months. Prices can be pushed up with just a relatively small amount of money flowing into a stock market.

For the three-month period ended March 31, 1998, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of -2.95%, -3.15%, -3.19% and -3.07%, respectively. For the same period, the unmanaged Morgan Stanley Combined Far East Free (Ex-Japan and Ex-Taiwan) Index had a total investment return of +10.12%. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4 and 5 of this report to shareholders.) The Fund underperformed the Index by a wide margin mainly because it was very defensively positioned at the end of last year. The markets had surprisingly strong rallies at the end of January and during February. In particular, the Fund's underweight positions in Malaysia and South Korea and its high cash position hurt its performance. Malaysia and South Korea were two of the best-performing markets in US dollar terms during the first quarter of 1998.


Portfolio Matters
In Hong Kong, the stock market recovered on news of declining interbank lending rates as recoveries in the Asian stock and currency markets dispelled fears of potential currency devaluations. The recently unveiled budget added additional optimism to investor sentiment, since it contained proposed tax cuts and deductions for middle-income families as well as an increase in social expenditures. Although the property market appears to have stabilized, there still may be more downside in the months ahead, since prices are still above 1996 levels. Accordingly, we have structured the Fund's Hong Kong investments defensively, underweighting property developers and overweighting utilities and conglomerates.

The stock markets in The People's Republic of China have been relatively flat in recent months. China's currency has been stable throughout the Asian currency crisis. However, economic growth is decelerating because of slowing domestic demand and declining exports. Unemployment will continue to rise in the next year as the restructuring of state-owned enterprises leads to layoffs. Infrastructure is the one area in which there will be an increase in spending, since the government has given this a high priority. This sector will therefore see some good growth in the next few years. The Fund has been increasing its exposure to Chinese infrastructure-related companies such as New World Infrastructure, Ltd. and Beijing Datang Power Generation Co., Ltd.

The Malaysian government has been taking some steps toward shoring up confidence in the country. The Deputy Prime Minister announced measures to cut government spending on large infrastructure projects, encourage mergers of financial institutions, and increase the capitalization of banks. Malaysia is still following a fairly loose monetary policy, with liquidity injected into the financial system to support insolvent companies. However, an expanding money supply may increase the risk of much higher inflation. In addition, prices of imports, particularly foods, are rising as a result of the currency devaluation. The Fund is underweight in the Malaysian market, although we have increased weightings slightly.

Our Malaysian investments are highly defensive and most of the companies have positive net cash flows and resilient earnings. We are underweight in the banking sector and have little exposure to the property market in Malaysia.

Unfortunately, the Singapore economy is closely linked to the economies of its ASEAN (Association of South East Asian Nations) neighbors through exports. As a result, recessions in other ASEAN countries will have a negative impact on Singapore's growth. Its banks have also lent money to companies in the region, so non-performing loans are expected to increase significantly for Singapore's banks. However, Singapore's economy is in much better shape than any other ASEAN country, and will probably weather the region's economic downturn relatively well. As with the other countries, the Fund is underweight in the banking and property sectors in Singapore. We have a significant position in electronics companies, which are export-oriented and have substantial portions of their revenues denominated in US dollars. The Fund recently purchased shares of Creative Technology Ltd., a soundcard manufacturer and Elec & Eltek International Co., Ltd., a maker of printed circuit boards.

The Thai economy continues to contract. Banks are now in the process of recapitalization and the weakest institutions have been taken over by the government. The Thai authorities have made good-faith efforts to restructure the economy and to pull it out of its distress. Bankruptcy laws are starting to be put in place, which will help lend stability to the asset markets. The real economy is going to slow down very dramatically this year and earnings are likely to fall significantly. However, if the government continues to reform and restructure both the financial and economic systems, we believe that the economy should recover next year. We have increased the Fund's exposure to Thailand. A significant portion of our Thai investments is in convertible bonds, which offer attractive yields and downside protection.

The new president of South Korea, Kim Dae Jung, has worked to fulfill the International Monetary Fund (IMF) conditions, and his actions have been positively received by investors. The entire country appears to be making a concerted and united effort to work its way through the economic problems. New labor laws permit corporations to lay off workers, and some banks have been taken over by the government. However, the real work of corporate restructuring has yet to be done. South Korean economic growth is likely to slow dramatically this year, and bankruptcies will probably increase. At this time, we are not eager to increase investments in South Korea.

Unlike Thailand and South Korea, Indonesia has still not taken convincing steps toward restructuring its financial and economic systems. Monopolies have not been dismantled, and bank recapitalizations have been moving very slowly. The government considered creating a currency board, but abandoned the idea when the United States and IMF said they would not support it. The Indonesian rupiah has fallen by about 75%, and most companies in the country are technically insolvent at the current rate of exchange. The government must take measures to demonstrate that it is serious about tackling Indonesia's problems in order to stabilize the currency. The Fund is currently underweight in this market since we believe that it has probably the most distressed economy in the region. Our exposure to the country is through one company, Gulf Indonesia Resources, Ltd., which is an oil and gas company and earns revenues in US dollars.

The Philippines has been relatively resilient in the past few months, although its currency was not immune from the "Asian contagion." The country only entered the Asian economic growth circle recently, and therefore has not built up the same level of excesses as some of its neighbors. In addition, it was already in an IMF-assistance program. The Philippines is one of two countries in Asia (China being the other) that have continued to show relatively strong export growth during the past seven months. The Fund has maintained a neutral weighting in the Philippines throughout the crisis and its holdings are unchanged.

The Fund has established some positions in Taiwan through the purchase of shares of electronics companies. Taiwan appears to have a firmer financial foundation than many other Asian countries. Although Taiwan's exports will decline because of slower growth throughout Asia, we expect the electronics sector to hold up well, since it is more dependent on US and European markets.


Outlook and Strategy
As stated in our last report to shareholders, we expect the Asian markets to experience very deep retrenchments in the coming year. The IMF conditions impose bitter but necessary medicine. It appears that while some countries, such as Thailand and South Korea, are willing to accept the stringent IMF criteria, some appear to remain in denial. Malaysia and Indonesia fall into the latter category. Depending on the reforms taken, 1998 could be the worst year in terms of economic decline for many of these countries. However, the longer a country delays reform, the longer the workout period will be.


Merrill Lynch Dragon Fund, Inc., March 31, 1998


We believe that the region can now be divided into tiers based on the strength of economies and reform measures. The first tier consists of countries with stronger economies and better economic infrastructure. Taiwan, Hong Kong and Singapore fit into this group. The second tier consists of countries that have deep economic problems, but their governments are taking steps to address these problems. Thailand, South Korea and the Philippines fall into this category. The last tier consists of countries that have deep economic problems and have not taken sufficient steps to address them, such as Indonesia and Malaysia. China and India have not been included into any of these categories because their capital accounts are still not open and they have been largely unaffected by the recent financial crisis.

In general, we prefer to be overweight in the first and second tier countries, and underweight in the third tier countries. We are also overweight in China because it is more removed from the problems plaguing the other Asian countries. Over the past quarter, we have increased our equity positions while our cash position has decreased to 9.3% from 13.8%. As we have discussed, our purchases have been defensive ones. We continue to maintain our hedges on the Singapore dollar, the Hong Kong dollar and the Malaysia ringgit.

The dragon stock markets have rallied quite strongly and stocks have now become fairly or even over valued in local currency terms. It is unlikely that the markets will continue to run up so strongly in the next few months. A correction is expected to occur, at which time we may increase our equity investments, if valuations should become more attractive.


In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



April 30, 1998







PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                          12 Month         3 Month      Since Inception
                                                        Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares                        -39.11%           -2.95%          -37.43%
ML Dragon Fund, Inc. Class B Shares                        -39.74            -3.15           + 5.45
ML Dragon Fund, Inc. Class C Shares                        -39.78            -3.19           -39.53
ML Dragon Fund, Inc. Class D Shares                        -39.28            -3.07           +10.30

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are:Class A Shares and Class C Shares, 10/21/94; and Class B Shares and Class D Shares, 5/29/92.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        -39.11%        -42.31%
Inception (10/21/94) through 3/31/98      -12.74         -14.10

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        -39.74%        -41.70%
Five Years Ended 3/31/98                  - 1.18         - 1.18
Inception (5/29/92) through 3/31/98       + 0.91         + 0.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        -39.78%        -40.27%
Inception (10/21/94) through 3/31/98      -13.60         -13.60

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        -39.28%        -42.47%
Five Years Ended 3/31/98                  - 0.41         - 1.48
Inception (5/29/92) through 3/31/98       + 1.69         + 0.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Dragon Fund, Inc., March 31, 1998

SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                  Shares Held/                                                                  Percent of
COUNTRIES     Industries          Face Amount        Long-Term Investments             Cost           Value     Net Assets
China         Appliances            2,531,000   Guangdong Kelon Electrical
                                                Holdings Company Limited
                                                (Class H)                         $  2,584,163      $  2,939,985       0.6%

              Conglomerates         4,540,014   Guangdong Investments, Ltd.          3,278,086         2,094,805       0.4
                                    1,882,000   Shanghai Industrial Holdings Ltd.    9,192,085         7,699,974       1.5
                                                                                  ------------      ------------     ------
                                                                                    12,470,171         9,794,779       1.9

              Infrastructure          441,800   New World Infrastructure, Ltd.       1,230,149         1,066,296       0.2
                               US$  8,797,000   New World Infrastructure, Ltd.,
                                                5% due 7/15/2001 (b)                11,209,632         9,324,820       1.8
                                                                                  ------------      ------------     ------
                                                                                    12,439,781        10,391,116       2.0

              Mining                  166,120   Yanzhou Coal Mining Co.
                                                Ltd. (ADR)*                          2,616,390         2,657,920       0.5

              Telecommunications    3,722,000   China Telecom (Hong Kong)
                                                Limited                              5,351,135         7,541,998       1.5

              Utilities--Electric   4,652,000   Beijing Datang Power Generation
                                                Co., Ltd. (Class H)                  2,224,572         2,146,477       0.4

                                                Total Long-Term Investments
                                                in China                            37,686,212        35,472,275       6.9

Hong Kong     Banking               1,958,764   HSBC Holdings, Ltd.                 31,710,240        59,915,729      11.6

              Conglomerates         4,035,000   Citic Pacific Ltd.                  16,799,374        14,269,360       2.8
                               US$  5,980,000   First Pacific Company Ltd.,
                                                2% due 3/27/2002 (b)                 3,962,944         4,903,600       0.9
                                    6,292,000   Hutchison Whampoa, Ltd.             39,994,554        44,258,389       8.6
                                    4,679,000   Swire Pacific Ltd. 'B'               6,489,889         4,499,038       0.9
                                                                                  ------------      ------------     ------
                                                                                    67,246,761        67,930,387      13.2

              Infrastructure        3,319,000   Cheung Kong Infrastructure
                                                Holdings Ltd.                        9,006,496         9,895,315       1.9

              Insurance            20,741,000   National Mutual Asia, Ltd.          11,498,408        17,132,473       3.3

              Publishing &          8,188,000   South China Morning Post
              Broadcasting                      Holdings Ltd.                        4,992,818         5,495,302       1.1
                                    4,427,000   Television Broadcasts Ltd.          17,750,151        11,656,014       2.3
                                                                                  ------------      ------------     ------
                                                                                    22,742,969        17,151,316       3.4

              Real Estate           2,229,000   Cheung Kong Holdings Ltd.           15,650,086        15,822,793       3.1
                                    1,879,142   New World Development Co., Ltd.     12,646,609         6,633,265       1.3
                               US$  5,150,000   New World Development Co., Ltd.,
                                                4.375% due 12/11/2000 (b)            5,822,455         4,789,500       0.9
                                    1,532,100   Sun Hung Kai Properties, Ltd.       15,609,682        10,430,856       2.0
                                                                                  ------------      ------------     ------
                                                                                    49,728,832        37,676,414       7.3

              Telecommunications    4,449,000   Hong Kong Telecommunications Ltd.    9,188,038         9,187,403       1.8

              Utilities--           1,763,000   CLP Holdings Limited (a)             9,269,745         8,874,161       1.7
              Electric & Gas       17,186,198   Hong Kong and China Gas
                                                Company Ltd.                        21,592,124        28,835,903       5.6
                                                                                  ------------      ------------     ------
                                                                                    30,861,869        37,710,064       7.3

                                                Total Long-Term Investments in
                                                Hong Kong                          231,983,613       256,599,101      49.8

India         Finance                      52   Housing Development Finance
                                                Corp., Ltd.                              5,098             4,187       0.0

              Telecommunications      348,000   Mahanagar Telephone Nigam Ltd.
                                                (GDR)**                              4,161,384         5,976,900       1.2

                                                Total Long-Term Investments
                                                in India                             4,166,482         5,981,087       1.2

Indonesia     Oil & Gas               404,300   Gulf Indonesia Resources, Ltd.       8,334,119         7,277,400       1.4

                                                Total Long-Term Investments in
                                                Indonesia                            8,334,119         7,277,400       1.4

Malaysia      Banking               7,049,465   Public Bank BHD (Foreign)            9,983,397         4,175,303       0.8

              Conglomerates         3,564,000   Sime Darby BHD                       4,529,459         4,005,818       0.8

              Construction            403,000   I.J.M. Corp. BHD                       830,318           234,251       0.1

              Consumer Products     1,230,000   Amway (Malaysia) Holdings BHD        1,994,644         2,676,860       0.5

              Food                  1,409,700   Nestle Malaysia BHD                  6,139,518         7,844,612       1.5

              Gaming/Leisure        1,747,000   Berjaya Sports ToTo BHD              5,342,419         4,764,545       0.9
                                      868,000   Genting BHD                          3,076,628         2,988,981       0.6
                                      620,000   Resorts World BHD                    1,496,549         1,374,931       0.3
                                                                                  ------------      ------------     ------
                                                                                     9,915,596         9,128,457       1.8

              Publishing &          2,643,000   Star Publications Malaysia BHD       7,556,692         4,550,620       0.9
              Broadcasting

              Telecommuni-     US$  2,095,000   Telekom Malaysia BHD, 4% due
              cations                           10/03/2004 (b)                       1,694,076         1,691,713       0.3


              Utilities--Electric     203,000   YTL Power International BHD            191,938           191,256       0.0

              Wire & Cable     US$  1,390,000   Leader Universal Holdings BHD,
                                                2.75% due 5/05/2004 (b)              1,013,662           986,900       0.2

                                                Total Long-Term Investments
                                                in Malaysia                         43,849,300        35,485,790       6.9

Philippines   Conglomerates         1,421,816   Benpres Holdings Corp. (GDR)**       9,020,683         4,952,043       1.0

              Infrastructure   US$  1,084,000   International Container
                                                Terminal Services,
                                                Inc. (ICTSI), 1.75% due
                                                3/13/2004 (b)                          699,047           915,980       0.2

              Real Estate          12,810,987   Ayala Land, Inc. 'B'                10,878,228         6,190,112       1.2

              Retail               53,264,170   SM Prime Holdings, Inc.              9,921,185        10,435,659       2.0

              Utilities--           1,351,993   Manila Electric Co. (MERALCO) 'B'    6,517,356         4,438,632       0.9
              Electric & Gas
                                                Total Long-Term Investments in
                                                the Philippines                     37,036,499        26,932,426       5.3



Merrill Lynch Dragon Fund, Inc., March 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
                                  Shares Held/                                                                  Percent of
COUNTRIES     Industries          Face Amount        Long-Term Investments             Cost           Value     Net Assets
Singapore     Airlines              1,687,000   Singapore Airlines Ltd.
                                                (Foreign)                         $ 13,823,209      $ 12,027,588       2.3%

              Banking                 860,000   Development Bank of
                                                Singapore Ltd. (Foreign)            12,098,200         7,265,704       1.4
                                      627,704   United Overseas Bank (Foreign)       5,384,413         3,482,921       0.7
                                                                                  ------------      ------------     ------
                                                                                    17,482,613        10,748,625       2.1

              Electronics             213,000   Creative Technology Ltd.             5,145,058         4,765,875       0.9
                                    1,311,000   Elec & Eltek International
                                                Co., Ltd.                            7,506,983         7,800,450       1.5
                                       81,000   Natsteel Electronics Ltd.              159,130           157,681       0.0
                                      624,000   Venture Manufacturing
                                                (Singapore) Ltd.                     2,024,295         2,321,141       0.5
                                                                                  ------------      ------------     ------
                                                                                    14,835,466        15,045,147       2.9

              Publishing &          1,054,486   Singapore Press Holdings Ltd.
              Broadcasting                      (Foreign)                           10,189,672        12,094,233       2.4

              Real Estate           1,088,000   City Development Ltd.                7,425,404         5,362,430       1.0

                                                Total Long-Term Investments
                                                in Singapore                        63,756,364        55,278,023      10.7

South Korea   Electronics              44,900   Samsung Display Devices Co., Ltd.    2,468,997         2,108,743       0.4
                                US$   160,000   Samsung Display Devices Co.,
                                                Ltd., 0.25% due 3/12/2006 (b)          132,000           146,400       0.0

                                                Total Long-Term Investments in
                                                South Korea                          2,600,997         2,255,143       0.4

Taiwan        Electronics             131,200   Advanced Semiconductor Engineering,
                                                Inc. (GDR)**                         4,058,625         4,690,400       0.9
                                      505,000   Compeq Manufacturing Co., Ltd.       4,809,674         4,572,713       0.9
                                      645,000   Hon Hai Precision Industry           4,644,877         3,873,933       0.8
                                      184,900   Taiwan Semiconductor Manufacturing
                                                Company Ltd. (ADR)*                  4,809,614         4,784,287       0.9

                                                Total Long-Term Investments
                                                in Taiwan                           18,322,790        17,921,333       3.5

Thailand      Banking          US$  1,986,000   Bangkok Bank Public Co. Ltd.,
                                                1.50% due 8/07/2006 (b)              1,694,517         1,866,840       0.4

              Industrial       US$  4,944,000   Banpu Public Co. Ltd., 2.75%
                                                due 4/10/2003 (b)                    3,235,953         3,806,880       0.7
                               US$  2,977,000   Cogeneration PLC, 2.50% due
                                                2/12/2007 (b)                        2,012,360         2,411,370       0.5
                                                                                  ------------      ------------     ------
                                                                                     5,248,313         6,218,250       1.2

              Oil & Gas               676,500   PTT Exploration and Production
                                                Public Co., Ltd. (Foreign)           6,891,503         7,696,913       1.5

              Publishing &            908,000   BEC World Public Company Limited     4,159,332         4,632,653       0.9
              Broadcasting

              Telecommunications      622,600   Advanced Info Service Public
                                                Co., Ltd.                            3,323,449         4,860,092       0.9

                                                Total Long-Term Investments
                                                in Thailand                         21,317,114        25,274,748       4.9

                                                Total Long-Term Investments        469,053,490       468,477,326      91.0

                                 Face Amount         Short-Term Investments

United        Commercial       US$ 18,000,000   Atlantic Asset Securitization
States        Paper***                          Corp., 5.57% due 4/15/1998          17,961,010        17,961,010       3.5
                                   10,000,000   Countrywide Home Loans, 5.60%
                                                due 4/07/1998                        9,990,667         9,990,667       1.9
                                   13,104,000   General Motors Acceptance
                                                Corp., 6.13% due 4/01/1998          13,104,000        13,104,000       2.5
                                    7,000,000   Morgan Stanley Group Inc.,
                                                5.55% due 4/01/1998                  7,000,000         7,000,000       1.4

                                                Total Short-Term Investments        48,055,677        48,055,677       9.3

              Total Investments                                                   $517,109,167       516,533,003     100.3
                                                                                  ============
              Unrealized Depreciation on Forward Foreign Exchange Contracts++                         (1,509,707)     (0.3)

              Liabilities in Excess of Other Assets                                                      (86,168)     (0.0)
                                                                                                    ------------     ------
              Net Assets                                                                            $514,937,128     100.0%
                                                                                                    ============     ======

              Net Asset Value:    Class A--Based on net assets of $22,034,526
                                           and 2,576,800 shares outstanding                         $       8.55
                                                                                                    ============
                                  Class B--Based on net assets of $356,089,723
                                           and 42,854,974 shares outstanding                        $       8.31
                                                                                                    ============
                                  Class C--Based on net assets of $26,167,311
                                           and 3,195,429 shares outstanding                         $       8.19
                                                                                                    ============
                                  Class D--Based on net assets of $110,645,568
                                           and 12,965,846 shares outstanding                        $       8.53
                                                                                                    ============


             *American Depositary Receipts (ADR).
            **Global Depositary Receipts (GDR).
           ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           (a)Formerly known as China Light & Power Co.
           (b)Convertible security.


            ++Forward foreign exchange contracts as of March 31, 1998 were as follows:
                                                                  Unrealized
                                           Expiration            Appreciation
              Foreign Currency Sold           Date               Depreciation

              HK$   722,201,000           September 1998         $(1,919,725)
              MYR   35,767,324               May 1998                305,349
              SG$   51,584,000            November 1998              104,669

              Total Unrealized Depreciation on Forward
              Foreign Exchange Contracts--Net
              (US$ Commitment--$132,584,762)                     $(1,509,707)
                                                                 ===========


Merrill Lynch Dragon Fund, Inc., March 31, 1998


EQUITY PORTFOLIO CHANGES



For the Quarter Ended March 31, 1998


Additions

 Advanced Semiconductor Engineering, Inc. (GDR)
 Amway (Malaysia) Holdings BHD
 Beijing Datang Power Generation Co., Ltd. (Class H)
 CLP Holdings Ltd.
 Cheung Kong Infrastructure Holdings Ltd.
 Compeq Manufacturing Co., Ltd.
 Creative Technology Ltd.
 Elec & Eltek International Co., Ltd.
 Genting BHD
 Guangdong Kelon Electrical Holdings Company Limited (Class H)
 Hon Hai Precision Industry
 Hong Kong Telecommunications Ltd.
 Natsteel Electronics Ltd.
 Resorts World BHD
 Samsung Display Devices Co., Ltd.
 Sime Darby BHD
 Taiwan Semiconductor Manufacturing Company Ltd. (ADR)
 Venture Manufacturing (Singapore) Ltd.
 Yanzhou Coal Mining Co. Ltd. (ADR)
*YTL Corporation BHD
 YTL Power International BHD


Deletions

 Beijing Enterprises Holdings Limited
 China Resources Enterprise Ltd.
 DBS Land Ltd.
 Dah Sing Financial Holdings Ltd.
 First Pacific Company Ltd.
 Guoco Group, Ltd.
 International Container Terminal Services, Inc. (ICTSI)
 Malayan Banking BHD
 P.T. Citra Marga Nusaphala Persada (Foreign)
 P.T. Hanjaya Mandala Sampoerna (Foreign)
 P.T. Telekomunikasi Indonesia (Series B)(ADR)
 Swire Pacific Ltd. 'A'
*YTL Corporation BHD

[FN]
*Added and deleted in the same quarter.


PORTFOLIO INFORMATION


Investments
As of 3/31/98

Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                         11.6%
Hutchison Whampoa, Ltd.                      8.6
Hong Kong and China Gas Company Ltd.         5.6
National Mutual Asia, Ltd.                   3.3
Cheung Kong Holdings Ltd.                    3.1
Citic Pacific Ltd.                           2.8
Singapore Press Holdings Ltd. (Foreign)      2.4
Singapore Airlines Ltd. (Foreign)            2.3
Television Broadcasts Ltd.                   2.3
SM Prime Holdings, Inc.                      2.0


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Conglomerates                               16.9%
Banking                                     14.9
Real Estate                                  9.5
Utilities--Electric & Gas                    8.2
Publishing & Broadcasting                    7.6
Electronics                                  6.8
Telecommunications                           5.7
Infrastructure                               4.1
Insurance                                    3.3
Oil &Gas                                     2.9




OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863